Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2018							2019							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	$3,449	$3,667	$7,116	$3,472	$10,588			7%	15%	—	—
Europe	1,406	1,408	2,814	1,365	4,179	1,479	5,658	1,480	1,491	2,971	1,445	4,416			6%	6%	(4)%	(6)%
Rest of the World	873	923	1,796	932	2,728	1,005	3,733	874	988	1,862	976	2,838			5%	4%	(2)%	(6)%
Other	136	143	279	159	438	146	584	117	127	244	114	358			(28)%	(18)%	N/A	N/A
Total	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920	$6,273	$12,193	$6,007	$18,200			6%	10%	(1)%	(2)%

% of Revenues	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	53.5%	56.6%	55.1%	56.8%	55.7%	56.0%	55.8%	58.2%	58.4%	58.3%	57.8%	58.2%
Europe	27.1%	24.7%	25.8%	24.0%	25.2%	24.8%	25.1%	25.0%	23.8%	24.4%	24.1%	24.3%
Rest of the World	16.8%	16.2%	16.5%	16.4%	16.5%	16.8%	16.5%	14.8%	15.8%	15.3%	16.2%	15.6%
Other	2.6%	2.5%	2.6%	2.8%	2.6%	2.4%	2.6%	2.0%	2.0%	2.0%	1.9%	1.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$4,972	$5,461	$10,433	$5,433	$15,866	$5,715	$21,581	$5,713	$6,031	$11,744	$5,768	$17,512			6%	10%
Alliance and other revenues	221	243	464	258	722	258	980	207	242	449	239	688			(7)%	(5)%
Total Revenues	5,193	5,704	$10,897	5,691	16,588	5,973	22,561	5,920	6,273	12,193	6,007	18,200			6%	10%

Cost of products sold	1,584	1,625	3,209	1,648	4,857	1,690	6,547	1,844	1,992	3,836	1,810	5,646			10%	16%
Marketing, selling and administrative	980	1,131	2,111	1,104	3,215	1,336	4,551	1,006	1,076	2,082	1,055	3,137			(4)%	(2)%
Research and development	1,250	2,435	3,685	1,280	4,965	1,380	6,345	1,351	1,328	2,679	1,382	4,061			8%	(18)%
Other income (net)	(400)	(4)	(404)	(508)	(912)	62	(850)	(260)	101	(159)	411	252			**	**
Total Expenses	3,414	5,187	8,601	3,524	12,125	4,468	16,593	3,941	4,497	8,438	4,658	13,096			32%	8%

Earnings Before Income Taxes	1,779	517	2,296	2,167	4,463	1,505	5,968	1,979	1,776	3,755	1,349	5,104			(38)%	14%
Provision for Income Taxes	284	135	419	255	674	347	1,021	264	337	601	(17)	584			**	(13)%
Net Earnings	1,495	382	1,877	1,912	3,789	1,158	4,947	1,715	1,439	3,154	1,366	4,520			(29)%	19%
Noncontrolling Interest	9	9	18	11	29	(2)	27	5	7	12	13	25			18%	(14)%
Net Earnings Attributable to BMS	$1,486	$373	$1,859	$1,901	$3,760	$1,160	$4,920	$1,710	$1,432	$3,142	$1,353	$4,495			(29)%	20%

Diluted Earnings per Common Share*	$0.91	$0.23	$1.13	$1.16	$2.30	$0.71	$3.01	$1.04	$0.87	$1.92	$0.83	$2.75			(28)%	20%
Average Common Shares Outstanding - Diluted	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637	1,637	1,637	1,634	1,636			—	—
Dividends declared per common share	$0.40	$0.40	$0.80	$0.40	$1.20	$0.41	$1.61	$0.41	$0.41	$0.82	$0.41	$1.23			3%	3%

	2018							2019
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	69.5%	71.5%	70.6%	71.0%	70.7%	71.7%	71.0%	68.9%	68.2%	68.5%	69.9%	69.0%

Other Ratios
Effective tax rate	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.1%	13.3%	19.0%	16.0%	(1.3)%	11.4%

Other income (net)	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$46	$45	$91	$44	$135	$48	$183	$45	$123	$168	$209	$377			**	**
Investment income	(36)	(38)	(74)	(44)	(118)	(55)	(173)	(56)	(119)	(175)	(173)	(348)			**	**
Equity investments losses/(gains)	(15)	356	341	(97)	244	268	512	(175)	(71)	(246)	261	15			**	(94)%
Provision for restructuring	20	37	57	45	102	29	131	12	10	22	10	32			(78)%	(69)%
Acquisition expenses	—	—	—	—	—	—	—	165	303	468	7	475			N/A	N/A
Integration expenses	—	—	—	—	—	—	—	22	106	128	96	224			N/A	N/A
Litigation and other settlements	—	(1)	(1)	11	10	66	76	1	—	1	(1)	—			**	(100)%
Equity in net income of affiliates	(24)	(27)	(51)	(22)	(73)	(20)	(93)	—	—	—	—	—			(100)%	(100)%
Divestiture (gains)/losses	(45)	(25)	(70)	(108)	(178)	—	(178)	—	8	8	(1,179)	(1,171)			**	**
Royalties and licensing income	(367)	(353)	(720)	(338)	(1,058)	(295)	(1,353)	(308)	(303)	(611)	(356)	(967)			5%	(9)%
Transition and other service fees	(4)	(1)	(5)	—	(5)	(7)	(12)	(2)	(2)	(4)	(7)	(11)			N/A	**
Pension and postretirement	(11)	(19)	(30)	(10)	(40)	13	(27)	44	26	70	1,537	1,607			**	**
Intangible asset impairment	64	—	64	—	64	—	64	—	15	15	—	15			N/A	(77)%
Other	(28)	22	(6)	11	5	15	20	(8)	5	(3)	7	4			(36)%	(20)%
Other income (net)	$(400)	$(4)	$(404)	$(508)	$(912)	$62	$(850)	$(260)	$101	$(159)	$411	$252			**	**

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED SEPTEMBER 30, 2019
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2019	2018	$ Change	% Change	Favorable / (Unfavorable) FX Impact $ *	2019 Excluding FX	Favorable / (Unfavorable) FX Impact % *	% Change Excluding FX
Revenues	$6,007	$5,691	$316	6%	$(83)	$6,090	(1)%	7%
Gross profit	4,197	4,043	154	4%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	4,219	4,056	163	4%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	70.2%	71.3%

Marketing, selling and administrative	1,055	1,104	(49)	(4)%	14	1,069	1%	(3)%
Marketing, selling and administrative excluding specified items(a)	1,055	1,104	(49)	(4)%	14	1,069	1%	(3)%

Marketing, selling and administrative excluding specified items as a % of revenues	17.6%	19.4%

Research and development	1,382	1,280	102	8%	4	1,386	—	8%
Research and development excluding specified items(a)	1,362	1,262	100	8%	4	1,386	—	8%

Research and development excluding specified items as a % of revenues	22.7%	22.2%

YEAR-TO-DATE	2019	2018	$ Change	% Change	Favorable / (Unfavorable) FX Impact $ *	2019 Excluding FX	Favorable / (Unfavorable) FX Impact % *	% Change Excluding FX
Revenues	$18,200	$16,588	$1,612	10%	$(434)	$18,634	(2)%	12%
Gross profit	12,554	11,731	823	7%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	12,727	11,771	956	8%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	69.9%	71.0%

Marketing, selling and administrative	3,137	3,215	(78)	(2)%	79	3,216	2%	—
Marketing, selling and administrative excluding specified items(a)	3,136	3,214	(78)	(2)%	79	3,215	2%	—

Marketing, selling and administrative excluding specified items as a % of revenues	17.2%	19.4%

Research and development	4,061	4,965	(904)	(18)%	28	4,089	—	(18)%
Research and development excluding specified items(a)	3,946	3,773	173	5%	28	3,974	—	5%

Research and development excluding specified items as a % of revenues	21.7%	22.7%

(a)	Refer to the Specified Items schedule for further details.
*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$1,511	$1,627	$3,138	$1,793	$4,931	$1,804	$6,735	$1,801	$1,823	$3,624	$1,817	$5,441			$24	$510	1%	10%
Eliquis	1,506	1,650	3,156	1,577	4,733	1,705	6,438	1,925	2,042	3,967	1,928	5,895			351	1,162	22%	25%
Orencia	593	711	1,304	675	1,979	731	2,710	640	778	1,418	767	2,185			92	206	14%	10%
Sprycel	438	535	973	491	1,464	536	2,000	459	544	1,003	558	1,561			67	97	14%	7%
Yervoy	249	315	564	382	946	384	1,330	384	367	751	353	1,104			(29)	158	(8)%	17%
Empliciti	55	64	119	59	178	69	247	83	91	174	89	263			30	85	51%	48%

Established Brands
Baraclude	225	179	404	175	579	165	744	141	147	288	145	433			(30)	(146)	(17)%	(25)%
Other Brands(a)	616	623	1,239	539	1,778	579	2,357	487	481	968	350	1,318			(189)	(460)	(35)%	(26)%

Total	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920	$6,273	$12,193	$6,007	$18,200			$316	$1,612	6%	10%

(a)	Includes Sustiva, Reyataz, Daklinza and all other products that lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$938	$1,024	$1,962	$1,141	$3,103	$1,136	$4,239	$1,124	$1,112	$2,236	$1,088	$3,324			(5)%	7%
Eliquis	885	979	1,864	917	2,781	979	3,760	1,206	1,269	2,475	1,124	3,599			23%	29%
Orencia	385	501	886	474	1,360	515	1,875	449	566	1,015	554	1,569			17%	15%
Sprycel	214	310	524	267	791	300	1,091	240	307	547	325	872			22%	10%
Yervoy	162	228	390	278	668	273	941	275	253	528	222	750			(20)%	12%
Empliciti	37	41	78	41	119	45	164	58	63	121	62	183			51%	54%

Established Brands
Baraclude	10	9	19	6	25	7	32	7	7	14	2	16			(67)%	(36)%
Other Brands(a)	147	138	285	111	396	88	484	90	90	180	95	275			(14)%	(31)%

Total(b)	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	$3,449	$3,667	$7,116	$3,472	$10,588			7%	15%

(a)	Includes Sustiva, Reyataz, Daklinza and all other products that lost exclusivity.
(b)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$573	$603	$1,176	$652	$1,828	$668	$2,496	$677	$711	$1,388	$729	$2,117			12%	16%
Eliquis	621	671	1,292	660	1,952	726	2,678	719	773	1,492	804	2,296			22%	18%
Orencia	208	210	418	201	619	216	835	191	212	403	213	616			6%	—
Sprycel	224	225	449	224	673	236	909	219	237	456	233	689			4%	2%
Yervoy	87	87	174	104	278	111	389	109	114	223	131	354			26%	27%
Empliciti	18	23	41	18	59	24	83	25	28	53	27	80			50%	36%

Established Brands
Baraclude	215	170	385	169	554	158	712	134	140	274	143	417			(15)%	(25)%
Other Brands(a)	469	485	954	428	1,382	491	1,873	397	391	788	255	1,043			(40)%	(25)%

Total(b)	$2,415	$2,474	$4,889	$2,456	$7,345	$2,630	$9,975	$2,471	$2,606	$5,077	$2,535	$7,612			3%	4%

(a)	Includes Sustiva, Reyataz, Daklinza and all other products that lost exclusivity in major markets, OTC brands and royalty revenue.
(b)	The foreign exchange impact on international revenues was unfavorable 4% for the third quarter and unfavorable 6% year-to-date. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Opdivo	12%	(4)%	16%	16%	(8)%	24%
Eliquis	22%	(4)%	26%	18%	(5)%	23%
Orencia	6%	(2)%	8%	—	(5)%	5%
Sprycel	4%	(2)%	6%	2%	(5)%	7%
Yervoy	26%	(6)%	32%	27%	(8)%	35%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Impairment charges	$10	$—	$10	$—	$10	$7	$17	$—	$109	$109	$9	$118
Accelerated depreciation and other shutdown costs	3	14	17	13	30	11	41	12	30	42	13	55
Cost of products sold	13	14	27	13	40	18	58	12	139	151	22	173

Marketing, selling and administrative	1	—	1	—	1	1	2	1	—	1	—	1

License and asset acquisition charges	60	1,075	1,135	—	1,135	—	1,135	—	25	25	—	25
IPRD impairments	—	—	—	—	—	—	—	32	—	32	—	32
Site exit costs and other	20	19	39	18	57	22	79	19	19	38	20	58
Research and development	80	1,094	1,174	18	1,192	22	1,214	51	44	95	20	115

Interest expense	—	—	—	—	—	—	—	—	83	83	166	249
Investment income	—	—	—	—	—	—	—	—	(54)	(54)	(99)	(153)
Equity investment losses/(gains)	(15)	356	341	(97)	244	268	512	(175)	(71)	(246)	261	15
Provision for restructuring	20	37	57	45	102	29	131	12	10	22	10	32
Acquisition expenses	—	—	—	—	—	—	—	165	303	468	7	475
Integration expenses	—	—	—	—	—	—	—	22	106	128	96	224
Litigation and other settlements	—	—	—	—	—	70	70	—	—	—	—	—
Divestiture (gains)/losses	(43)	(25)	(68)	(108)	(176)	(1)	(177)	—	8	8	(1,179)	(1,171)
Royalties and licensing income	(50)	(25)	(75)	—	(75)	—	(75)	—	—	—	(9)	(9)
Pension and postretirement	31	37	68	27	95	26	121	49	44	93	1,545	1,638
Intangible asset impairment	64	—	64	—	64	—	64	—	—	—	—	—
Other income (net)	7	380	387	(133)	254	392	646	73	429	502	798	1,300

Increase/(decrease) to pretax income	101	1,488	1,589	(102)	1,487	433	1,920	137	612	749	840	1,589

Income taxes on items above	(8)	(218)	(226)	1	(225)	(43)	(268)	(43)	(105)	(148)	(275)	(423)
Income taxes attributed to U.S. tax reform	(32)	3	(29)	(20)	(49)	(7)	(56)	—	—	—	—	—
Income taxes	(40)	(215)	(255)	(19)	(274)	(50)	(324)	(43)	(105)	(148)	(275)	(423)

Increase/(decrease) to net earnings	$61	$1,273	$1,334	$(121)	$1,213	$383	$1,596	$94	$507	$601	$565	$1,166

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,609	$4,079	$7,688	$4,043	$11,731	$4,283	$16,014	$4,076	$4,281	$8,357	$4,197	$12,554
Specified items(a)	13	14	27	13	40	18	58	12	139	151	22	173
Gross profit excluding specified items	3,622	4,093	7,715	4,056	11,771	4,301	16,072	4,088	4,420	8,508	4,219	12,727

Marketing, selling and administrative	980	1,131	2,111	1,104	3,215	1,336	4,551	1,006	1,076	2,082	1,055	3,137
Specified items(a)	(1)	—	(1)	—	(1)	(1)	(2)	(1)	—	(1)	—	(1)
Marketing, selling and administrative excluding specified items	979	1,131	2,110	1,104	3,214	1,335	4,549	1,005	1,076	2,081	1,055	3,136

Research and development	1,250	2,435	3,685	1,280	4,965	1,380	6,345	1,351	1,328	2,679	1,382	4,061
Specified items(a)	(80)	(1,094)	(1,174)	(18)	(1,192)	(22)	(1,214)	(51)	(44)	(95)	(20)	(115)
Research and development excluding specified items	1,170	1,341	2,511	1,262	3,773	1,358	5,131	1,300	1,284	2,584	1,362	3,946

Other income (net)	(400)	(4)	(404)	(508)	(912)	62	(850)	(260)	101	(159)	411	252
Specified items(a)	(7)	(380)	(387)	133	(254)	(392)	(646)	(73)	(429)	(502)	(798)	(1,300)
Other income (net) excluding specified items	(407)	(384)	(791)	(375)	(1,166)	(330)	(1,496)	(333)	(328)	(661)	(387)	(1,048)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$1,779	$517	$2,296	$2,167	$4,463	$1,505	$5,968	$1,979	$1,776	$3,755	$1,349	$5,104
Specified items(a)	101	1,488	1,589	(102)	1,487	433	1,920	137	612	749	840	1,589
Earnings before income taxes excluding specified items	1,880	2,005	3,885	2,065	5,950	1,938	7,888	2,116	2,388	4,504	2,189	6,693

Provision for income taxes	284	135	419	255	674	347	1,021	264	337	601	(17)	584
Tax on specified items(a)	(8)	(218)	(226)	1	(225)	(43)	(268)	(43)	(105)	(148)	(275)	(423)
Income taxes attributed to U.S. tax reform(a)	(32)	3	(29)	(20)	(49)	(7)	(56)	—	—	—	—	—
Provision for income taxes excluding tax on specified items and income taxes attributed to U.S. tax reform	324	350	674	274	948	397	1,345	307	442	749	258	1,007

Noncontrolling Interest	9	9	18	11	29	(2)	27	5	7	12	13	25
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	9	9	18	11	29	(2)	27	5	7	12	13	25

Net Earnings Attributable to BMS used for Diluted EPS Calculation - GAAP	1,486	373	1,859	1,901	3,760	1,160	4,920	1,710	1,432	3,142	1,353	4,495
Specified items(a)	61	1,273	1,334	(121)	1,213	383	1,596	94	507	601	565	1,166
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,547	1,646	3,193	1,780	4,973	1,543	6,516	1,804	1,939	3,743	1,918	5,661

Weighted-average Common Shares Outstanding - Diluted-GAAP	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637	1,637	1,637	1,634	1,636
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637	1,637	1,637	1,634	1,636

Diluted Earnings Per Share - GAAP	$0.91	$0.23	$1.13	$1.16	$2.30	$0.71	$3.01	$1.04	$0.87	$1.92	$0.83	$2.75
Diluted Earnings/(Loss) Per Share Attributable to Specified Items	0.03	0.78	0.82	(0.07)	0.74	0.23	0.97	0.06	0.31	0.37	0.34	0.71
Diluted Earnings Per Share - Non-GAAP	0.94	1.01	1.95	1.09	3.04	0.94	3.98	1.10	1.18	2.29	1.17	3.46

Effective Tax Rate	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.1%	13.3%	19.0%	16.0%	(1.3)%	11.4%
Specified items(a)	1.2%	(8.6)%	(0.9)%	1.5%	0.8%	(2.6)%	—	1.2%	(0.5)%	0.6%	13.1%	3.6%
Effective Tax Rate excluding specified items	17.2%	17.5%	17.3%	13.3%	15.9%	20.5%	17.1%	14.5%	18.5%	16.6%	11.8%	15.0%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Cash and cash equivalents	$5,342	$4,999	$5,408	$6,911	$7,335	$28,404	$30,489
Marketable securities - current	1,428	1,076	1,422	1,973	1,429	953	2,053
Marketable securities - non-current	2,252	2,117	2,017	1,775	1,233	994	925
Cash, cash equivalents and marketable securities	9,022	8,192	8,847	10,659	9,997	30,351	33,467

Short-term debt obligations	(1,925)	(1,716)	(1,620)	(1,703)	(381)	(545)	(569)
Long-term debt	(5,775)	(5,671)	(5,687)	(5,646)	(5,635)	(24,433)	(24,390)
Net cash position	$1,322	$805	$1,540	$3,310	$3,981	$5,373	$8,508

BRISTOL-MYERS SQUIBB COMPANY
2019 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2019
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.46 to $3.56

Projected Specified Items:
Restructuring, accelerated depreciation and other exit costs(1)	0.19	0.02	0.17
Divestiture gains and licensing income	(0.77)	(0.10)	(0.67)
Research and development license and asset acquisition charges	0.03	—	0.03
Pension charges	1.05	0.23	0.82
Equity investment gains	0.06	—	0.06
Acquisition and integration expenses(2)	0.49	0.11	0.38
Total	1.05	0.26	0.79

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$4.25 to $4.35

(1) Includes items recognized in Cost of products sold, Research and development and Other income (net).
(2) Includes acquisition-related financing, transaction and integration expenses.

The following table summarizes the company's 2019 financial guidance:

Line item	GAAP	Non-GAAP

Worldwide revenues	Increasing in the mid-single digits	Increasing in the mid-single digits

Gross margin as a percent of revenue	Approximately 70%	Approximately 70%

Marketing, selling and administrative expense	Decreasing in the mid-single digit range	Decreasing in the mid-single digit range

Research and development expense	Decreasing in the low-double digits	Increasing in the mid-single digits

Effective tax rate	Approximately 13% to 14%	Approximately 16%

The GAAP financial results for the full year of 2019 will include specified items, including acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, divestiture gains or losses, research and development license and asset acquisition charges, pension charges, interest expense on the new notes issued in May 2019 in connection with our pending acquisition of Celgene and interest income earned on the net proceeds of those notes, among other items. The financial guidance for 2019 excludes the impact of any potential future strategic acquisitions and divestitures, including any impact of the Celgene acquisition other than expenses incurred in 2019, and other specified items that have not yet been identified and quantified, including litigation and other settlements, licensed asset impairments and equity investment gains or losses, among other items. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Third Quarter Financial Results on October 31, 2019, including “2019 Financial Guidance” and “Use of non-GAAP Financial Information” therein.